SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

FIDELITY DEVONSHIRE TRUST (FIDELITY EQUITY-INCOME FUND ONLY) FIDELITY SECURITIES FUND (FIDELITY BLUE CHIP GROWTH FUND, FIDELITY BLUE CHIP VALUE FUND, AND FIDELITY DIVIDEND GROWTH FUND ONLY)
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

FIDELITY DEVONSHIRE TRUST:
FIDELITY® EQUITY-INCOME FUND

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND
FIDELITY BLUE CHIP VALUE FUND
FIDELITY DIVIDEND GROWTH FUND

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

Dear Shareholder:

We are furnishing you with this Supplement to the Proxy Statement dated January 22, 2008 in order to discuss a shareholder proposal for the above-referenced funds (the funds).

In order to allow sufficient time for you to consider this new proposal, the Special Meeting of Shareholders for the above-referenced trusts has been adjourned until May 14, 2008, at 10:30 a.m. Eastern Time (ET). The adjourned Special Meeting will be held at an office of the trusts, 245 Summer Street, Boston, Massachusetts 02210.

We have enclosed with this letter a revised Notice of Special Meeting, the Supplement, one or more new proxy cards, and a return envelope. The Supplement should be read in conjunction with the Proxy Statement dated January 22, 2008.

The enclosed Notice and Supplement provide important information about the shareholder proposal and the adjourned Special Meeting. The Board of Trustees has not approved the shareholder proposal, which, if adopted, would require the Board of Trustees to "institute oversight procedures to screen out investments in companies that, in the judgment of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity." The Board of Trustees recommends that you vote against the shareholder proposal.

If you wish to cast a vote with respect to the shareholder proposal, please fill in, sign, date and return the enclosed proxy card(s). You may also vote your shares by touch-tone telephone or through the internet. Simply call the toll-free number or visit the web site indicated on the enclosed proxy card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions. If you do not return the enclosed proxy card(s) (by phone, mail, or internet) but already have voted (by phone, mail, or internet) the proxy that accompanied the Proxy Statement dated January 22, 2008, your vote will remain in effect, but no vote with respect to the shareholder proposal will be registered. If you elect to vote the enclosed proxy card(s) (by phone, mail, or internet), it will supersede any previous proxy you have returned, so please mark all proposals or your vote will be cast as recommended by the Board of Trustees.

If you have any questions before you vote, please call Fidelity at 1-800-544-3198. We'll be glad to help you get your vote in quickly.

Sincerely,

ERIC D. ROITER Secretary

FIDELITY DEVONSHIRE TRUST:
FIDELITY EQUITY-INCOME FUND

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND
FIDELITY BLUE CHIP VALUE FUND
FIDELITY DIVIDEND GROWTH FUND

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

REVISED NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the adjourned Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts), consisting of multiple series including the above-referenced funds (the funds), will be held at an office of the trusts, 245 Summer Street, Boston, Massachusetts 02210 on May 14, 2008, at 10:30 a.m. Eastern Time (ET).

The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.

3. For each of Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, and Fidelity Equity-Income Fund, a shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgment of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

The Proxy Statement dated January 22, 2008, as amended by the Supplement we are delivering with this revised Notice, contains important information concerning the proposals to be considered at the Meeting. The Board of Trustees has fixed the close of business on January 22, 2008 as the record date for the determination of the shareholders entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

March 28, 2008

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card(s), date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY DEVONSHIRE TRUST:
FIDELITY EQUITY-INCOME FUND

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND
FIDELITY BLUE CHIP VALUE FUND
FIDELITY DIVIDEND GROWTH FUND

SUPPLEMENT TO THE JANUARY 22, 2008 PROXY STATEMENT

This Supplement to the January 22, 2008 Proxy Statement (the Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named funds (the funds), series of the above-named trusts (the trusts), to be used at the adjourned Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on May 14, 2008 at 10:30 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trusts and Fidelity Management & Research Company (FMR), the funds' investment adviser.

This Supplement provides information about new Proposal 3, a shareholder proposal.

We are mailing this Supplement and the enclosed proxy card(s) on or about March 28, 2008 to shareholders of record at the close of business on January 22, 2008. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trusts.

This Supplement should be read in connection with the Proxy Statement. Except as supplemented by the information in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote by proxy at the Meeting.

You are asked to execute and return the enclosed proxy card(s). If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy, by a trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person. If you do not return the enclosed proxy card(s) (by phone, mail, or internet), but have returned the proxy that accompanied the Proxy Statement (by phone, mail, or internet), your vote on that proxy will remain in effect, but no vote with respect to the shareholder proposal will be registered. If you elect to return the enclosed proxy (by phone, mail, or internet), it will supersede any previous proxy you have returned (by phone, mail, or internet), so please mark all proposals or your vote will be cast as recommended by the Board of Trustees.

All proxies solicited by the Board of Trustees that are properly executed and received by a fund's Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR Proposals 1 and 2 and AGAINST Proposal 3. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular proposal(s).)

If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve any proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. However, if sufficient votes to achieve quorum on Proposal 3 have not been received, the persons named as proxy agents may vote in favor of a proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in the Proxy Statement, as supplemented by this Supplement, prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

FMR has advised the trusts that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR Proposals 1 and 2 and AGAINST Proposal 3. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

VOTE REQUIRED: Approval of Proposal 2 requires the affirmative vote of a majority of shares of an entire trust voted in person or by proxy at the meeting, and a plurality of such shares is sufficient to elect trustees pursuant to Proposal 1. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the applicable fund voted in person or by proxy at the Meeting. With respect to Proposals 2 and 3, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

Please refer to the proxy statement for a discussion of Proposals 1 and 2 and other important information about the Meeting. Proposal 3 is discussed below.

PROPOSAL 3

3. SHAREHOLDER PROPOSAL CONCERNING "OVERSIGHT PROCEDURES TO SCREEN OUT INVESTMENTS IN COMPANIES THAT, IN THE JUDGMENT OF THE BOARD, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE, PATTERNS OF EXTRAORDINARY AND EGREGIOUS VIOLATIONS OF HUMAN RIGHTS, OR CRIMES AGAINST HUMANITY."

Certain shareholders of Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, and Fidelity Equity-Income Fund (for purposes of Proposal 3, each a "Fund") have advised the Funds that they intend to present the following shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote "AGAINST" the proposal. No Fund is responsible for the contents of the proposal or the supporting statements. A Fund will provide the names, addresses, and shareholdings (to the Fund's knowledge) of the proponents of a shareholder proposal upon written request sent to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109, or by calling 1-617-563-9021 (this is an automated phone line set up to handle these requests only; if you have any questions regarding how to vote your shares please call 1-800-544-3198).

WHEREAS:

Fidelity portfolio managers make their investment decisions based on business and financial considerations, and seem to ignore other issues unless they conflict with legal standards. Even in the face of the most egregious violations of human rights, apparently no ethical guidelines regulate Fidelity portfolio manager's investment choices.

As of August 2007, Fidelity was one of the world's largest holders of PetroChina shares. We believe PetroChina's closely related parent, the China National Petroleum Company, is providing funding the Government of Sudan's military needs to conduct genocide in Darfur.

Thus, ordinary individuals, through their investments in Fidelity, inadvertently invest in companies funding genocide. Since no policy prevents these investments, holdings in these problem companies may increase or involve new offerings in the future.

In a 2007 study by KRC Research, 71% of respondents said companies should take extreme cases of human rights abuses such as genocide into account rather than base investment decisions solely on economic criteria.

In our opinion Fidelity has become a symbol of investor irresponsibility by refusing to consider even extreme ethical issues when making investment decisions. Its damaged reputation can impact employee morale, increase its cost to acquire customers, reduce the shareholder base for distributing expenses, and diminish the value of shareholder investments.

There is no compelling reason to invest in companies that fund genocide. There are ample alternative opportunities for investment and the firm's returns are more impacted by overall asset allocation, sector, and style choices than the individual companies selected.

Repeated attempts to engage Fidelity on this issue have not resulted in policy changes or recognized standards of ethical responsibility.

Stock divestment has proven effective at modifying policies of foreign governments. For example, the campaign against Talisman Energy contributed to the January 2005 Comprehensive Peace Agreement between Khartoum and South Sudan.

RESOLVED:

In order to ensure that Fidelity is an ethically managed company that respects the spirit of international law and is a responsible member of society, shareholders request that the Board institute oversight procedures to screen out investments in companies that, in the judgment of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity.

DISCUSSION:

This resolution requests procedures to avoid future investments in companies complicit in genocide. Funds with existing investments in problem companies have two acceptable options. If the holding is substantial enough that the fund can effectively influence the problem company's management and the company is receptive to engagement then this may be appropriate, if the holding is relatively small or the problem company does not respond adequately to engagement efforts, then shares should be sold.

Statement of Opposition

The Fidelity Funds Board of Trustees recommends that you vote "AGAINST" this proposal.

Fidelity, as investment adviser to the Fund, seeks to achieve the best investment results for the Fund consistent with the stated investment policies of the Fund. In doing so, Fidelity is obligated to limit the Fund's investments to holdings that are lawful under the laws of the United States. The Fidelity Funds Board of Trustees has procedures in place to review Fidelity's performance as investment adviser to the Fund, including the Fund's compliance with all applicable laws.

United States law prohibits investments in companies owned or controlled by the government of Sudan. FMR is committed to complying fully with these investment sanctions and any additional investment sanctions that the United States government might enact with respect to companies doing business in Sudan or any other country.

The Fidelity Funds Board of Trustees recognizes and respects that investors, including those investing in this Fund, have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. Shareholders of the Fund, however, have chosen to invest in this Fund based on its specific stated investment policies. If adopted, this proposal would limit investments by the Fund that would be lawful under the laws of the United States. For this reason, the Board of Trustees recommends that you vote "AGAINST" this proposal.

OTHER INFORMATION

If you do not return the enclosed proxy card(s) (by phone, mail, or internet), but have returned the proxy that accompanied the Proxy Statement (by phone, mail, or internet), your vote on that proxy will remain in effect, but no vote with respect to Proposal 3, i.e., the shareholder proposal, will be registered. If you elect to return the enclosed proxy (by phone, mail, or internet), it will supersede any previous proxy you have returned (by phone, mail, or internet), so please mark all proposals or your vote will be cast as recommended by the Board of Trustees

Please refer to the Proxy Statement, which was previously sent to you, for important information about the Meeting. If you have any questions before you vote please call Fidelity at 1-800-544-3198.

Fidelity is a registered trademark of FMR LLC.

1.863955.100	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	ADJ1C-PXS-0308

PO BOX 145421
CINCINNATI, OHIO 45250-5421

Vote this proxy card TODAY!
Your prompt response will save the expense
of additional mailings.

**Vote by Touch-Tone Phone, by Mail, or via the Internet!**

CALL: To vote by phone call toll-free **1-800-690-6903** and follow the recorded instructions.

LOG-ON: Vote on the Internet at **www.proxyvote.com/proxy** and follow the on-screen instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

**PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.**

**PROXY SOLICITED BY THE TRUSTEES**

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the adjourned Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on May 14, 2008 at 10:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement and Supplement to the Proxy Statement as specified on the reverse side. Receipt of the revised Notice of the Meeting and the Proxy Statement and Supplement to the Proxy Statement is hereby acknowledged.

**CONTINUED AND TO BE SIGNED ON REVERSE SIDE**

ADJ 1C-3/2008-LP

Please refer to the discussion of each of these matters in the Proxy Statement and Supplement to the Proxy Statement.
**IF THE PROXY IS SIGNED, SUBMITTED AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED AS RECOMMENDED BY THE BOARD OF TRUSTEES. THIS PROXY WILL SUPERSEDE ANY PREVIOUS PROXY (BY PHONE, MAIL, OR INTERNET). PLEASE MARK ALL PROPOSALS OR YOUR VOTE WILL BE CAST AS RECOMMENDED BY THE BOARD OF TRUSTEES.** As to any other matter, said attorneys shall vote in accordance with their best judgment.

| For All | Withhold All | For All Except |
|---|---|---|
| ☐ | ☐ | ☐ |

________________________

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line above.

1. To elect the nominees specified below as Trustees:

| | |
|---|---|
| (01) James C. Curvey | (06) Joseph Mauriello |
| (02) Dennis J. Dirks | (07) Cornelia M. Small |
| (03) Edward C. Johnson 3d | (08) William S. Stavropoulos |
| (04) Alan J. Lacy | (09) David M. Thomas |
| (05) Ned C. Lautenbach | (10) Michael E. Wiley |

| | For | Against | Abstain |
|---|---|---|---|
| 3. Shareholder proposal concerning Board oversight procedures to screen out investments in companies that substantially contribute to genocide. | ☐ | ☐ | ☐ |

**PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.**

Signature(s) (Title(s), if applicable) ***(Sign in the Box)***

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature [PLEASE SIGN WITHIN BOX] | Date

FDADJ1
ADJ-1C-PXC-0108

Signature (Joint Owners) | Date

Front of Buckslip

Back of Buckslip

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This email notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name] Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

[If the original meeting has been adjourned to a new date the email will include: Adjourned Meeting Date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web addresses:

LETTER TO SHAREHOLDERS: http://www.XXXXXXXXXX

NOTICE OF MEETING and PROXY STATEMENT: http://www.XXXXXXXXXX

If your email software supports it, you can simply click on the above links. If not, you can type (or copy and paste) the Web addresses into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone. Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME - _________________________

CONTROL NUMBER: XXXXX

(use this number to cast your vote)

[TRUST NAME: FUND NAME - _________________________]

[CONTROL NUMBER: XXXXX]

(use this number to cast your vote)]

To vote through the Internet, visit http://www.proxyweb.com/eproxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-888-221-0697 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To update your enrollment information or cancel your enrollment, please go to: http://www.investordelivery.com/proxy, enter your enrollment number and PIN, and follow the on-line instructions for updating or canceling your enrollment.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.proxyweb.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

FORM OF

Fidelity Investments 2008 Updated IVR Script

800-690-6903

Generic Greeting:
"Thank you for calling the Automated Proxy Voting Service"
Shareholder Hears:

"You must be calling from a touchtone telephone in order to use this system and already have read the proxy statement and made your voting decisions"

"Press 1 if you are calling from a touch tone phone and have your proxy form in front of you."

Shareholder presses "1" and hears:
"Lets Begin" ** If shareholder does not press anything, they will hear: "Please call back when you have your proxy form. Thank you for calling. Goodbye."
Enter Control Number Script - Shareholder hears:
"Please enter the 12-digit control number, which is labeled as such, or located in the box indicated by the arrow on your Vote Instruction Form, followed by the pound sign"
Shareholder Enters Control number...
  Valid Control Number: (See voting scripts, below)
  Invalid: "Control number is invalid."
  Invalid <3x: "Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system in 24 hours"
  Valid control number, but Shareholder has already voted: "A vote has already been recorded for this control number. If you want to change your vote, press "1", if you do not want to change your vote press "2". (See voting scripts, below).
  Valid control number, but Shareholder has just voted a proxy with the same proposals: "The directors and/or proposals for this control number are the same as your last proxy. If you would like to vote this control number in the same manner as the prior control number, press 1. If you would like to vote this control number differently, press 2.

Voting:
"If you would like to vote as The Board Recommends press 1, to vote on directors and proposals individually press 2.
Shareholder presses:	Shareholder hears:
1	"Let me confirm. You have elected to vote as the board recommends." And Goes to Log Vote Script.
2	Shareholder goes to Nominee and/or Proposal Voting.
Nominee Vote Script: (vote for individual issues)
"If you wish to vote for all nominees press 1. To withhold all nominees, press 2 To withhold specific nominees, press 3."
Shareholder presses:	Shareholder hears:
1	"Proposal Voting." Goes to Proposal Voting Script
2	"Proposal Voting." Goes to Proposal Voting Script
3

"To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00"

After each election, "OK" is heard.

´00' goes to Proposal Vote Script.

(Continued and confirmed for each nominee(s))

See Confirm Options, Below.

Proposal Vote Script:
Shareholder hears:

"There are <nProposals> to vote on. After you cast all your votes, you will have a chance to review them". Before each proposal the Shareholder will hear "We are ready to accept your proposal for proposal <n>."

The selections are:

  For/Against/Abstain
  For/Against
  For/Abstain
  For/Withhold
  For/Against/Withhold

For/Against/Abstain Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3."

**Based on the shareholder's selection, the prompt will confirm their choice.

For/Against Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2."

**Based on the shareholder's selection, the prompt will confirm their choice.

See Confirm Options, Below.

For/Abstain Script:
"If you are voting for this proposal, press 1. If you wish to abstain press 2." **Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options, Below.
For/Withhold Script:
"If you are voting for this proposal, press 1. If you wish to withhold press 2." **Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options, Below.
For/Against/Withhold Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3."

**Based on the shareholder's selection, the prompt will confirm their choice).See Confirm Options, Below.

Completed Proposal Voting:
"You have completed Proposal Voting" This text will be heard following the final proposal on the ballot.
Confirm Options:
"Let me confirm"
Nominee Confirmation: Proposal Confirmation:

1. You have voted for all nominees

2. You have voted to withhold all nominees

3. You have voted to withhold specific nominees. You have voted to withhold nominee ## ...

"You have voted For/Against Proposal ##."

Vote Logged	Script:
Vote is sent to mainframe

"If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3."

  If shareholder presses 1: "One moment, while I log your ballot. A vote has been recorded for control number <controlNumber>." Shareholder then goes to Vote Another Script.
  If shareholder presses 2 they are directed to the Enter Control Number Script.

Vote Another?:	Script:
Shareholder wants to/does not want to vote on another proposal.

"If this concludes your business press 1, if you would like to vote for another proxy election press 2."

  If shareholder presses 1: "All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Goodbye."
  If shareholder presses 2: See appropriate proxy voting dialog scripts, above.

Error Messages:
Auto Proxy Unavailable Error:	"We are sorry. The automated Proxy voting system is unavailable at this time. Please try your call again later."
Meeting Date:	"Sorry, we cannot accept your voting instructions. It is the day of the meeting or the cut off date for voting has passed.
Control number no longer valid	"Sorry, the control number you entered is no longer valid. Please contact your bank, Broker or Mutual fund to confirm your voter eligibility."

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

[ Upon login to www.proxyweb.com/proxy shareholder sees Screen 1]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
 -OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Input D

To enroll for electronic delivery, without voting your proxy, please enter your control number above and click here

Input E

Note: Electronic Proxy Materials may not be available for all of your securities and accounts.

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

[proxyweb.com/proxy]/[proxyvote.com/proxy] is a service of:
Broadridge Financial Solutions, Inc.

Full service proxy specialists

This site is best viewed using

Netscape version 4.7 or Internet Explorer versions 5.0 or higher and using a display resolution of 800 X 600.

Graphic II - (right justified)

[Upon input of control number and selection of input B or input C shareholder is directed to Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR [EACH OF] THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR ALL NOMINEES (Except as indicated)]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 3 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST [EACH OF] THE FOLLOWING:

Input F - (left justified)

Proposal 6.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of [each of] [this/these] matter[s].
[If no specification is made on a proposal, the proposal will be voted "For"./If no specification is made on a proposal, proposal[s] [#] [and [#]] will be voted "For" and proposal[s] [#] [and [#]] will be voted "Against".]

Input G - (centered)

You will have an opportunity to confirm that your selections were properly recorded after you submit your vote. If you would also like to receive and email confirmation, enter your email address here:

Text 5- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input H - (centered)

Click here to sign and [submit] your vote and to appoint [names of 3 proxy agents], or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

[ Upon submission of vote shareholder is directed to Confirmation Screen (Screen 3) ]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Thank you! Your vote has been submitted.

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR [EACH OF] THE FOLLOWING:

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR all nominees (Except as indicated)]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST [EACH OF] THE FOLLOWING:

Text 5 - (left justified)

Proposal 6.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 6 - (centered)

Please refer to the proxy statement for discussion of [each of] [this/these] matter[s].

Text 7 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: Your email confirmation has been sent to: [email address]

Hyperlink 1 - (centered)

[Register for Electronic Delivery]

[Directs shareholder to electronic delivery sign-up screen(s)]

Hyperlink 2 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 3 - (centered)

[Printer Friendly Confirmation]

[If shareholder selects printer friendly confirmation, a confirmation in the following form appears that the shareholder can print]

Form Of

Printer Friendly Confirmation

Text - (left justified)

Internet Proxy Voting Service

Thank you! Your vote has been submitted.
---------------------------------------------------------------------------------

Your vote for Control Number [control number] has been submitted to
Fidelity Investments for [trust name: fund name], as follows:

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

"Click here to Return" [When shareholder clicks he/she is returned to Screen 3]

Hyperlink 4 - (right justified)

[Vote Another Proxy]

[Directs shareholder to Screen 1]

Hyperlink 5 - (centered)

[Exit Internet Voting Service]

[Directs shareholder to Screen 1]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to Fidelity Investments for
[trust name: fund name], as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 6. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Thank you for voting.